UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2010

Motorola, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 30, 2010, the Board of Directors of Motorola, Inc. (“Motorola”) determined to decrease the size of the Board of Directors from eleven directors to nine directors, conditioned on, and effective as of, the occurrence of the effective time (the “Effective Time”) of the planned separation (the “Separation”) of Motorola’s Mobile Devices and Home businesses from Motorola’s other businesses, and the planned distribution (the “Distribution”) to Motorola’s stockholders of all of the outstanding shares of common stock, par value $0.01 per share, of Motorola Mobility Holdings, Inc., a wholly-owned subsidiary of Motorola (“Motorola Mobility Holdings”), which at the time of the Distribution, will hold the Mobile Devices and Home businesses of Motorola.  In connection therewith, Sanjay K. Jha, director and Co-Chief Executive Officer, Motorola, Daniel M. Moloney, Executive Vice President, and certain of Motorola’s directors—William R. Hambrecht, Keith A. Meister, Thomas J. Meredith, James R. Stengel and Anthony J. Vinciquerra—tendered their respective resignations, conditioned on, and effective as of, the occurrence of the Effective Time.

(c)           Gregory Q. Brown, age 50, who served as Co-Chief Executive Officer, Motorola and Chief Executive Officer, Motorola Solutions, since August 4, 2008 and as Chief Executive Officer of Motorola from January 1, 2008 to August 3, 2008, will be appointed as President and Chief Executive Officer of Motorola, conditioned on, and effective as of, the occurrence of the Effective Time.  Prior to becoming Chief Executive Officer of Motorola, Mr. Brown served as President and Chief Operating Officer of Motorola and in various senior executive capacities with Motorola beginning in January 2003.  Before joining Motorola, Mr. Brown served as Chairman of the Board and Chief Executive Officer of Micromuse Inc. from February 1999 to December 2002.

(d)           The Board of Directors elected William J. Bratton, Gen. Michael V. Hayden, Vincent J. Intrieri and Judy C. Lewent to the Board of Directors, conditioned on, and effective as of, the occurrence of the Effective Time, to serve until Motorola’s 2011 Annual Meeting and the election and qualification of his or her successor or, if earlier, until his or her death or resignation or removal from the Board of Directors.

Conditioned on, and effective as of, the occurrence of the Effective Time, (1) Mr. Intrieri, Ms. Lewent and Douglas A. Warner III will be appointed as members of the Audit and Legal Committee, (2) Gen. Hayden and Ms. Lewent will be appointed as members of the Governance and Nominating Committee, (3) David W. Dorman will be appointed as the Committee Chair of the Governance and Nominating Committee, (4) Mr. Bratton and Mr. Dorman will be appointed as members of the Compensation and Leadership Committee, and (5) John A. White, Mr. Dorman, Samuel C. Scott and Mr. Brown will be appointed as members of the Executive Committee.

Each of Mr. Bratton, Gen. Hayden, Mr. Intrieri and Ms. Lewent will receive the standard compensation received by non-employee directors. These compensation arrangements were described in Motorola’s definitive proxy statement on Schedule 14A filed on March 12, 2010 with the U.S. Securities and Exchange Commission (the “SEC”).  As disclosed in the definitive proxy statement, each non-employee director will be granted deferred stock units, pro-rated based on the number of months served with a value of $10,000 per month, divided by the closing price of Motorola Stock on the day of election, which will occur as of the Effective Time.

Mr. Intrieri is appointed to the Board of Directors pursuant to an agreement, dated April 7, 2008, by and among Motorola, Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Carl C. Icahn and the other signatories thereto, as amended by that letter agreement, dated November 30, 2010 (the “2010 Motorola/Icahn Agreement”).  The information contained in Item 5.02 of Motorola’s Current Report on Form 8-K filed on April 8, 2008 with the SEC is incorporated herein by reference.  The full text of the 2010 Motorola/Icahn Agreement is included as Exhibit 99.3 hereto and is incorporated herein by reference.

The press release announcing certain of these matters is attached as Exhibit 99.2 hereto.

Item 5.07              Submission of Matters to a Vote of Security Holders.

A special meeting of Motorola stockholders was held on November 29, 2010.  At the special meeting, the following matters were considered:

1.              a proposal to authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, a reverse stock split (the “Reverse Stock Split”) of the outstanding and treasury shares of Motorola common stock, par value $0.01 per share (“Motorola Common Stock”) in a ratio of at least 1-for-3 and of up to 1-for-7, to be determined by the Board of Directors, and

2.              a proposal to adopt a corresponding amendment (the “Amendment”) to Motorola’s Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Motorola Common Stock that Motorola is authorized to issue.

At the special meeting, approximately 2,027,957,572 shares were represented, in person or by proxy, which represented approximately 86.3% of Motorola’s shares entitled to vote at the special meeting. The voting results are set forth below:

Proposal	For	Against	Abstain
1. Proposal to authorize the Board of Directors to effect, in its discretion prior to December 31, 2011, the Reverse Stock Split	1,984,563,394	40,626,067	2,768,111
2. Proposal to adopt the Amendment	1,983,213,737	41,599,581	3,144,254

The affirmative vote of holders of at least a majority of Motorola’s shares was required for the approval of the Reverse Stock Split and the adoption of the Amendment. The Reverse Stock Split was approved with approximately 84.5% of the shares voting in favor of the Reverse Stock Split. The Amendment was adopted with approximately 84.4% of the shares voting in favor of the adoption of the Amendment.  There were no “Withhold” or “Broker Non-Votes” with respect to either matter.

Item 8.01.             Other Events

On November 30, 2010, Motorola announced the timing and details regarding the Separation and the approval of the Reverse Stock Split at a stock split ratio of 1-for-7.  The Motorola Board of Directors has declared a pro rata dividend of Motorola Mobility Holdings’ common stock, par value $0.01 per share (the “Motorola Mobility Holdings Common Stock”), to be made prior to the markets open on the distribution date of January 4, 2011 to Motorola’s stockholders of record as of 5:00 p.m. New York City time on December 21, 2010 (the “Record Date”).  Each Motorola stockholder will receive a dividend of one share of Motorola Mobility Holdings Common Stock for every 8 shares of Motorola Common Stock that they hold on the Record Date.  The Reverse Stock Split will be effected immediately following the Distribution.

The press release announcing these matters is attached as Exhibit 99.1 hereto.

Separation of Motorola Mobility Holdings from Motorola

The Distribution will be made pursuant to the terms of an Amended and Restated Master Separation and Distribution Agreement, effective as of July 31, 2010 (the “MSDA”), among Motorola, Motorola Mobility Holdings and Motorola Mobility, Inc. (“Mobility”).  The MSDA sets forth, among other things, the agreements among Motorola, Motorola Mobility Holdings and Mobility regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Motorola’s ongoing relationship with Motorola Mobility Holdings after the completion of the Distribution. A summary of certain important features of the MSDA can be found in the information statement attached to Motorola Mobility Holdings’ Registration Statement on Form 10 filed with the SEC on November 30, 2010, under the section entitled “Certain Relationships and Related Party Transactions— Agreements with Motorola, Inc.— Master Separation and Distribution Agreement”, which is incorporated by reference herein. The description of the MSDA set forth hereunder is qualified in its entirety by reference to the complete terms and conditions of the MSDA filed as Exhibit 10.1 to Motorola’s Quarterly Report on Form 10-Q filed on November 2, 2010 with the SEC.

In addition to the MSDA, Motorola, Motorola Mobility Holdings and Mobility, as applicable, have entered into or will enter into certain ancillary agreements, including an Amended and Restated Intellectual Property Assignment Agreement, an Amended and Restated Intellectual Property License Agreement, an Amended and Restated Exclusive License Agreement, a Tax Sharing Agreement, a Transition Services Agreement—Motorola Mobility Provided Services, a Transition Services Agreement—Motorola Solutions Provided Services, an Amended and Restated Employee Matters Agreement, a Contribution, Assignment and Assumption Agreement, a SpinCo Contribution Agreement and certain other commercial agreements, in connection with the Separation and the Distribution.  A summary of certain important features of these documents can be found in the information statement attached to Motorola Mobility Holdings’ Registration Statement on Form 10 filed with the SEC on November 30, 2010, under the section entitled “Certain Relationships and Related Party Transactions— Agreements with Motorola, Inc.”, which is incorporated by reference herein. The descriptions of the Amended and Restated Intellectual Property Assignment Agreement, the Amended and Restated Intellectual Property License Agreement, the Tax Sharing Agreement and the Amended and Restated Employee Matters Agreement set forth hereunder are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to Motorola’s Quarterly Report on Form 10-Q filed on November 2, 2010 with the SEC.

All stockholders of Motorola are urged to read the aforementioned agreements carefully and in their entirety.  The descriptions of the aforementioned agreements have been included to provide you with information regarding their terms.  They are not intended to provide any other factual information about Motorola, Motorola Mobility Holdings or Mobility.

Motorola Reverse Stock Split

The Reverse Stock Split will become effective immediately after the Distribution on January 4, 2010.  On November 29, 2010, Motorola’s stockholders voted to authorize the Board of Directors to effect, in its discretion, a Reverse Stock Split of the outstanding and treasury common stock of Motorola at a reverse stock split ratio in the range of 1-for-3 to 1-for-7, as determined by the Board of Directors. Under the terms of the Reverse Stock Split, Motorola stockholders will not be entitled to receive fractional shares.  Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time of the Reverse Stock Split at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion of such sale, Motorola’s stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.  On November 30, 2010, the Board of Directors established the reverse stock split ratio of 1-for-7.

Motorola Corporate Name Change

Motorola will change its name to Motorola Solutions, Inc. (“Motorola Solutions”) immediately after the effective time of the Reverse Stock Split pursuant to a merger with a wholly-owned subsidiary in which Motorola will be the surviving corporation.  Motorola Solutions common stock, par value $0.01 per share, will begin trading on the New York Stock Exchange (NYSE) under the ticker symbol “MSI” on January 4, 2011.

Confidentiality Agreement

In connection with the 2010 Motorola/Icahn Agreement, Motorola, Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Carl C. Icahn and Mr. Intrieri entered into a confidentiality agreement, dated November 30, 2010 (the “2010 Confidentiality Agreement”).  The full text of the 2010 Confidentiality Agreement is included as Exhibit 99.4 hereto and is incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of applicable federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes”, “expects”, “intends”, “anticipates”, “estimates” and similar expressions.  Motorola can give no assurance that any future results or events discussed in these statements will be achieved. Any forward looking statements represent Motorola’s views only as of today and should not be relied upon as representing Motorola’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause Motorola’s actual results to differ materially from the statements contained in this Current Report.   Such forward-looking statements

include, but are not limited to statements about the separation of Motorola into two independent, publicly-traded companies; the terms, timing and effect of the separation on Motorola, its stockholders, customers and employees; the future operational, strategic and financial flexibility of Motorola and Motorola Mobility Holdings and other possible results of the distribution and reverse stock split.  Many of these risks and uncertainties are based on factors that cannot be controlled by Motorola and include, but are not limited to (1) market conditions in general and those applicable to the Distribution and Reverse Stock Split; (2) factors affecting the expected timeline for completing Motorola’s Separation into two public companies; (3) the effect Motorola’s separation and the Reverse Stock Split may have on Motorola’s stock price; (4) the risk that the anticipated benefits from the Distribution and Reverse Stock Split may not be fully realized or may take longer to realize than expected; (5) tax and regulatory matters; (6) changes in economic, competitive, strategic, technological, regulatory or other factors that effect the operation of Motorola’s businesses.  A detailed description of other risks and uncertainties affecting Motorola, is contained in Item 1A of Motorola’s 2009 Annual Report on Form 10-K, in Item 1A of Motorola Mobility Holdings’ Form 10, in Item 1A of Motorola’s Quarterly Reports on Form 10-Q, and in its other filings with the SEC. These filings are available for free on the SEC’s website at www.sec.gov and on Motorola’s website at www.motorola.com. Motorola undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 30, 2010

99.2	Press Release, dated December 1, 2010

99.3	Letter Agreement, dated November 30, 2010, by and among Motorola, Inc., Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership Carl C. Icahn and Vincent J. Intrieri

99.4

Confidentiality Agreement, dated November 30, 2010, by and among Motorola, Inc., Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Carl C. Icahn, and Vincent J. Intrieri

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA, INC. (Registrant)

By:	/s/ Edward Fitzpatrick

	Name:	Edward Fitzpatrick
	Title:	Senior Vice President, Finance and Chief Financial Officer

Dated: December 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 30, 2010

99.2	Press Release, dated December 1, 2010

99.3	Letter Agreement, dated November 30, 2010, by and among Motorola, Inc., Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership Carl C. Icahn and Vincent J. Intrieri

99.4

Confidentiality Agreement, dated November 30, 2010, by and among Motorola, Inc., Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Carl C. Icahn, and Vincent J. Intrieri